THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Global Equity Fund

Institutional Class

Investor Class

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated June 29, 2016

to the Prospectuses dated February 29, 2016

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective immediately, the section “SUMMARY SECTION — BOSTON PARTNERS GLOBAL EQUITY FUND — Performance Information — Average Annual Total Returns” on page 35 of the Investor Class Prospectus and page 41 of the Institutional Class Prospectus is deleted and replaced with the following:

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns (for the Periods Ended December 31, 2015)
	1 Year	Since Inception (December 30, 2011)
Boston Partners Global Equity Fund
Return Before Taxes	0.80%	12.62%
Return After Taxes on Distributions (1)	0.69%	11.93%
Return After Taxes on Distributions and Sale of Shares	0.54%	9.87%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	(0.32)%	11.88%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance.

Please retain this Supplement for future reference.

THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Long/Short Equity Fund

Boston Partners Long/Short Research Fund

Boston Partners Global Long/Short Fund

Boston Partners Emerging Markets Long/Short Fund

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated June 29, 2016

to the Statement of Additional Information dated February 29, 2016

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Effective immediately, the section”INVESTMENT INSTRUMENTS AND POLICIES — Borrowing” on page 2 of the SAI is deleted and replaced with the following:

Borrowing. Each Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. With respect to the Small Cap Value Fund, All-Cap Value Fund, Global Equity Fund and WPG Fund, investments will not be made when borrowings exceed 5% of a Fund’s total assets. The Long/Short Equity Fund, Long/Short Research Fund, Global Long/Short Fund and Emerging Markets Long/Short Fund may make investments when borrowings exceed 5% of a Fund’s total assets. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. A Fund’s short sales and related borrowings are not subject to the restrictions outlined above. Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank.  In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Please retain this Supplement for future reference.